BERGER NEW GENERATION FUND

                    SUPPLEMENT DATED MARCH 7, 1996
                   TO PROSPECTUS DATED MARCH 6, 1996


Orders to purchase shares of Berger New Generation Fund will not be processed until the Fund commences operations, currently scheduled for March 29, 1996. Orders to purchase Fund shares that are received before March 29, 1996 will be treated as orders to purchase Fund shares as of the commencement of operations and will be accepted by the Fund and invested at the initial public offering price of $10 per share on March 29, 1996. Payments accompanying any order received prior to that date will be held uninvested by the Fund's transfer agent until processed on March 29, 1996.